SECOND AMENDMENT TO NOTE

Loan number:  1581201-9001

THE CONNELLY GROUP, L.P., a Delaware limited partnership, and TCG/BLACKHAWK, INC., an Iowa Corporation, formerly known as TCG/BLACKHAWK, A LIMITED LIABILITY COMPANY, a Wyoming limited liability company, have Executed and Delivered a certain Promissory Note dated March 11, 1991 in the amount of Twelve Million and no/100 Dollars ($12,000,000) to the Payee Thereof, FIRST BANK, N.A. now known as Firstar Bank Iowa, N.A. Said note was amended on March 16, 1993.

It is now mutually covenanted and agreed, by the aforesaid Promisor and Payee of said note that the terms and conditions of the note and the amendment to note shall be amended as follows:

1. The amount shall be amended to read $4,500,000 (Full Revolving Line) beginning March 31, 1997.

2.  The rate will continue to be Prime + 1/2%.

3.  The note is committed for three years, annually renewable every March
    31st.

4.  Interest is due quarterly beginning June 30, 1997.

5. Line principal will reduce $900,000 at every annual renewal beginning March 31, 1998.

6. The loan agreement that is now in place will serve as our agreement for the new note. Amendments to that agreement are as follows: (See Exhibit
    I).

7. All collateral serving as security for the note and as specified and identified in the credit agreement dated March 11, 1991 by and among THE CONNELLY GROUP, L.P., a Delaware limited partnership, the TCG\BLACKHAWK, A LIMITED LIABILITY COMPANY, a Wyoming limited liability company shall further continue to serve as collateral security for this Second Amendment to Note.

Other than the above Amendments, all other provisions of said Note (copy attached) shall remain unchanged.

This Agreement shall be binded upon the Promisor and Payee, their successors, administrators, executors and assigns.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AMENDMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN DOCUMENT (EXCEPT THE AGREEMENT AS PREVIOUSLY AMENDED) MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

Dated: March 31, 1997

THE CONNELLY GROUP, L.P.

President Riverboat Casinos - Iowa Inc., as General Partner of THE CONNELLY GROUP, L.P.

By: /s/ Ralph J. Vaclavik
    --------------------------------
    Ralph J. Vaclavik
    Vice President of Finance

TCG/BLACKHAWK, INC.

By: /s/ Ralph J. Vaclavik
    --------------------------------
    Ralph J. Vaclavik
    Vice President of Finance

Accepted by:

FIRSTAR BANK IOWA, N.A.

By: /s/ Kenneth Koupal
    --------------------------------
    Kenneth Koupal
    Vice President

                                    EXHIBIT I

The following Credit Agreement dated March 11, 1991 and amended March 16, 1993 by and among

          THE CONNELLY GROUP, L.P., a Delaware limited partnership,

            TCG/BLACKHAWK, A LIMITED LIABILITY COMPANY, a Wyoming
                         limited liability company

                                    and

              FIRST BANK, N.A., a national banking association
                    now known as FIRSTAR BANK IOWA, N.A.

                    shall be further amended as follows:

Under Article 1 (Definitions) continue to omit the following:

Borrower's Draw Request Certificate                                   PP2
Budget                                                                PP2
Change Order                                                          PP2
Closing Fee                                                           PP3
Commitment Fee                                                        PP3
Construction                                                          PP3
Construction Line Items                                               PP3
Construction Management Contract - Ship                               PP4
Construction Manager's Draw Request Certificate                       PP4
Construction Schedule                                                 PP4
Davenport First Mortgage Loan                                         PP4
Davenport Loan Documents                                              PP4
Dock Completion Date                                                  PP5
Escrow Account                                                        PP5
Escrow Agreement                                                      PP5
Escrow Funds                                                          PP6
Escrowee                                                              PP6
General Partners                                                      PP6
Guarantor                                                             PP7
IRC Facility                                                          PP7
IRC Loan Documents                                                    PP7
Levee Completion Date                                                 PP8
Levee Plans and Specifications                                        PP8
Levee Work                                                            PP8
Line Item                                                             PP9
Management Advisory Agreement                                         PP9
Participation Agreement                                               PP10
Rejuvenate Mortgage                                                   PP12
Rejuvenate Note                                                       PP12
Ship Architect                                                        PP13
Ship Completion Date                                                  PP13

Ship Construction Manager                                             PP13
Ship Plans and Specifications                                         PP13
Sources of Funds                                                      PP13
Uses of Funds                                                         PP14

Under Article 2 (Representations and Warranties) - None

Under Article 3 (Conditions Precedent) continue to omit the following:

3.1   (w) The Escrow Agreement                                        PP24
3.2   JEC Interest                                                    PP29
3.9   Borrower's Draw Request Certificate - Loan Opening              PP31
3.10  Borrower's Draw Request Certificate - Subsequent Disbursements  PP31
3.11  Subsequent Disbursements                                        PP32
3.17  Project Budget                                                  PP37

Under Article 4 (Loan Payments, Expenses and Advances)

The "Maturity Date" set out in 4.1 shall be amended to March 31, 2000.

Under Article 5 (Borrower's Covenants and Agreements) continue to omit the following:

(r)   Escrow Agreement                                                PP47
(aa)  No Distributions or Loan Prepayments                            PP50
(ff)  Site Sign                                                       PP51
(gg)  Cash Flow Covenant                                              PP51
(hh)  Equity Covenant                                                 PP51
(ii)  Leverage Covenant                                               PP51

The following additional paragraphs shall be added:

Minimum Profitability.

     (kk)  CGLP shall have after-tax income of at least zero.

Minimum Capital Requirement.

     (ll)  CGLP will, at all times, maintain capital of at least
           $7,000,000.00. Capital shall mean the sum of all general partners' capital, preferred capital and retained earnings of CGLP less any intangible assets, determined in accordance with GAAP.

No Additional Management Fees.

     (mm) Borrower will pay only those management fees allowed under the CGLP Partnership Agreement.

Future Stock Pledge.

      (nn) Borrower acknowledges and agrees that the terms of this Agreement are modified by the terms and conditions set out in the February 18, 1997 letter from President Casino, Inc. to Bank which is attached as Exhibit 1.

No Additional Debt.

     (w) The language in paragraph (w) shall be deleted in its entirety and replaced with the following:

           That CGLP shall not, without the prior written consent of the Lender, incur any Indebtedness (including intercompany debt) other than the Loan, the IRC Facility, the Davenport First Mortgage Loan and routine and customary liabilities that arise in the normal course of business.

Under Article 6 (Final Disbursement of Loan Proceeds) - None

Under Article 7 (Transfers and Assignments) - None

Under Article 8 (Events of Default) - None

Under Article 9 (Lender's Remedies in the Event of a Default) - None

Under Article 10 ( General Provisions) - None

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AMENDMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN DOCUMENT (EXCEPT THE AGREEMENT AS PREVIOUSLY AMENDED) MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

THE CONNELLY GROUP, L.P.
President Riverboat Casinos - Iowa Inc.,
as General Partner of THE CONNELLY GROUP, L.P.
By: /s/ Ralph Vaclavik
    --------------------------------
    Ralph Vaclavik
    Vice President of Finance

TCG/BLACKHAWK, INC.
By: /s/ Ralph Vaclavik
    --------------------------------
    Ralph Vaclavik
    Vice President of Finance

Accepted by:
FIRSTAR BANK IOWA, N.A.

By: /s/ Kenneth Koupal
    --------------------------------
    Kenneth Koupal
    Vice President

February 18, 1997

Mr. Kenneth Koupal
Vice President
Firstar Bank of Iowa, N.A.
201 West Second Street
Davenport, IA  52801

RE:   The Connelly Group, L.P.
      Your Loan #1581201-9001

Dear Mr. Koupal:

You have requested, and President Casino, Inc. ("PCI") is agreeable to pledging the President Riverboat Casino-Iowa, Inc. ("Iowa, Inc.") stock to Firstar Bank of Iowa, N.A. (the "Bank") upon the expiration of the current stock pledge made under and pursuant to an Indenture relating to its 13% Senior Notes due September 15, 2001, provided that such pledge is not objected to by any lender ("Replacement Lender") to PCI who replaces a current lender with respect to all or part of the debt evidenced by such Indenture. As you know, this stock is currently pledged under and pursuant to an Indenture dated as of August 26, 1994 between PCI and certain affiliates thereof, including Iowa, Inc. With certain exceptions not here relevant, the Indenture and the related Subsidiary Stock Pledge and Collateral Assignment Agreement essentially prohibit the pledge you have requested. It is possible, however, that the Indenture and the related Subsidiary Stock Pledge and Collateral and Assignment Agreement may, at a subsequent time, be of no further effect due to either payment of the obligation secured thereby or an amendment to the instrument deleting the restriction.

In consideration of your extending the loan to The Connelly Group, L.P. on the terms heretofore agreed, PCI agrees that upon the expiration of the Indenture and related Subsidiary Stock Pledge and Collateral and Assignment Agreement, if not objected to by a Replacement Lender, PCI will pledge the stock of Iowa, Inc. to the Bank and will not take physical possession of the stock but order it transferred to the Bank. PCI also agrees not to further pledge, unless required by a Replacement Lender, or in any way further encumber the Iowa, Inc. stock, until such time as it is able to pledge the stock to the Bank.
PCI recognizes that its failure to perform as set forth in this letter will constitute a substantial and material breach of the loan agreements with the Bank.

Very truly yours,

PRESIDENT CASINOS, INC.

By: /s/ Ralph J. Vaclavik
    --------------------------------
    Ralph J. Vaclavik
    Vice President of Finance

The undersigned hereby acknowledges and agrees to the terms of the above letter.

The Connelly Group, L.P.                  President Riverboat Casino-
                                            Iowa, Inc.

    /s/ Ralph J. Vaclavik                     /s/ Ralph J. Vaclavik
By: --------------------------------      By: --------------------------------
    Its General Partner                       Ralph J. Vaclavik
    President Riverboat                       Vice President of Finance
      Casino-Iowa, Inc.